SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS:

                                 -----------------

                             MONEY MARKET PORTFOLIO

                    Institutional Select Money Market Shares


Upon the recommendation of Deutsche Investment Management Americas Inc. (the "Advisor"), the Board of Cash Account Trust (the "Trust") has approved the termination of the Institutional Select Money Market Shares class of the Money Market Portfolio of the Trust effective on or about November 30, 2009. The Board has approved the closing of the Institutional Select Money Market Shares class to new investments effective immediately.














               Please Retain This Supplement for Future Reference


November 23, 2009
CATIS-3600